For news releases, related materials and high-resolution photos and video, visit Ford From the Road. https://twitter.com/ford https://ford.to/facebook https://ford.to/linkedin News Ford Sales Rose 6% in 2025 on Torrid Truck, Hybrid Demand; Gains Share; Highest Sales Year this Decade • Ford's market share increased by 0.6 percentage points for the year and 0.9 percentage points for the quarter, reaching 13.2% annual share, driven by Ford’s appeal to a broad customer base through diverse trim levels and powertrain offerings • No. 1 Truck: F-Series secured its 49th consecutive year as America’s best- selling truck, and 44 years as America’s best-selling vehicle with total sales of 828,832 trucks in 2025 – an increase of 8.3% • No. 1 Hybrid Truck: Ford total hybrid sales achieve record Q4 results and for the year with 228,072 vehicles sold • No. 1 Three-row SUV, Explorer, remained America’s best-selling three-row SUV, while Bronco posted a new annual sales record • No. 1 Van: Ford Pro Transit Van, America’s best-selling van, set a new annual sales record with 161,797 vans sold for the year • The Ford Maverick, America’s most affordable pickup, achieved a record sales year with 155,051 pickups sold • Ford maintained its position as America's No. 1 Commercial Vehicle Seller, with Ford Commercial Vans topping sales for the 47th consecutive year • Super Duty had its best sales year since 2004 • Ford Pro Intelligence paid software subscriptions grew by approximately 30% year- over-year in Q4 with a total of about 840,000 active subscriptions today • BlueCruise hands-free highway driving surpassed 8.5 million cumulative hours DEARBORN, Mich., Jan. 6, 2026 – Ford Motor Company outperformed the industry for its 10th consecutive month in December, pushing market share higher for the year by 0.6 percentage points. For the year and Q4, Ford registered both sales and share gains, beating the industry on both fronts. This demonstrates the success of Ford’s strategy to appeal to a broad customer base through a diverse range of trim series and powertrain offerings. Ford's total sales for the year climbed 6.0% to 2,204,124 vehicles, with overall market share reaching 13.2%. In the fourth quarter, Ford sales were up 2.7%, again outperforming the industry, with market share increasing in Q4 by 0.9 percentage points. It was Ford’s best annual sales and Q4 performance since 2019. “This past year proved that Ford has the right product and powertrain offering for the lives of our customers,” said Andrew Frick, president, Ford Blue and Model e. “We’re growing share and beating the trend because we offer a great range of products, from accessible entry-level models to high-performance off-roaders. Our growth across

For news releases, related materials and high-resolution photos and video, visit Ford From the Road. 2 record hybrid sales shows that our 'power of choice' approach – offering gas, hybrid, and electric – is exactly what consumers are looking for right now.” By the Numbers (2025) • Total sales: 2,204,124 (+6.0%) – Total Share up 0.6 percentage points • Total pickups & vans – America’s best-selling truck manufacturer: 1,268,749 (+9.5%) • F-Series: 828,832 – America’s best-selling truck (+8.3%) • Ford Maverick has record year: 155,051 pickups (+18.2%) • Hybrid vehicles record year (hybrid, PHEV): 228,072 (+21.7%) • Explorer – America’s best-selling three row SUV: 222,706 SUVs (+14.7%) • Ford Bronco new all-time sales record: 146,007 (+33.7%) • Ford Pro Transit hits new record: 161,797 vans sold (+5.9%) • Ford Pro paid software subs: estimated 840,000 (+30% in Q4) • BlueCruise hands-free driving: exceed 8.5 million cumulative hours Responding to Customer Demand for Affordability • Combined total sales of entry-level trims on Maverick, Ranger and Bronco Sportclimbed 41.3% in Q4, responding to customer demand for affordability. • America’s most affordable truck, the Ford Maverick, achieved record Q4 sales of 34,147 vehicles, marking a 54.2% increase. For the full year, Maverick sold a record 155,051 pickups. Total sales of the entry-level XL were up 105.1% for the quarter and 29.5% for the year. The higher-equipped Maverick XLT was up 68.8% in Q4 and 19.7% for the year. • Ford’s second most affordable truck, the Ford Ranger, recorded an annual sales increase of 53.6% on sales of 70,960 pickups. Total sales of the entry level XL were up 62.9% in Q4 and 82.3% for the year. At the higher end, Ranger Lariat was up 18.1% for Q4 and 24.1% for the year. Unmatched Truck Powertrain and Configuration Choices Power Growth Trucks: Dominating the Market • F-Series sold 828,832 trucks in 2025, an increase of 8.3%, outselling its nearest competitor by almost 250,000 trucks and expanding its lead over 2024. As America’s best-selling hybrid pickup, the F-150 Hybrid achieved record sales of 84,934 trucks, up 15.0% over last year. • Maverick had its best sales year ever with 155,051 vehicles sold. This was capped off with record Q4 sales of 34,147 pickups, up 54.2%.

For news releases, related materials and high-resolution photos and video, visit Ford From the Road. 3 • Transit van posted its best sales since its U.S. market introduction in 2014, totaling 161,797 vans in 2025. • All-in, Ford truck sales for the year, including pickups and vans, reached 1,268,749 vehicles, solidifying Ford’s position as America’s best-selling truck manufacturer. Hybrid: Best Year Ever Ford sold a record 228,072 hybrid vehicles in 2025, marking a 21.7% increase. The year concluded with record hybrid sales in Q4, with 55,374 vehicles sold. Ford's powertrain diversification enabled it to outsell the combined electrified sales (hybrid, plug-in hybrid, and electric) from GM and Stellantis, demonstrating Ford's ability to achieve record hybrid volumes even when conditions for electric vehicles shift. Hybrid Key Performers: • Hybrid sales achieved new Q4 and annual sales records, with 55,374 vehicles for the quarter and an all-time record 228,072 hybrid vehicles for the year. • F-150 Hybrid sold a record 84,934 trucks in 2025, up 15.0%, retaining its title as America’s best-selling full-size hybrid pickup. It concluded the year with a record Q4, selling 24,159 trucks. • Maverick Hybrid totaled 81,034 pickups in 2025, up 17.9%, setting a new sales record making it America’s best-selling mid-size hybrid truck again in 2025. Electric Vehicle Sales: Sales for Ford’s electric vehicles totaled 84,113 vehicles on just three vehicle nameplates. Mustang Mach-E sales totaled 51,620 electric SUVs in 2025 – a level consistent with record sales of 2024. Ford’s next all-new EV from the Universal EV Platform will be the fully connected midsize pickup truck assembled at Louisville Assembly Plant starting in 2027. SUVs: Explorer, Bronco, Expedition Drive Growth • Explorer, America’s best-selling three-row SUV, jumped 14.7% on sales of 222,706 SUVs in 2025. Explorer exemplifies Ford’s success in broadening its customer base by addressing affordability concerns, while also attracting customers that want luxury with Platinum or the off-road capability that Tremor offers. Ford expanded Explorer's appeal to more families with the Active and ST-Line trims, which saw a 41.9% increase in Q4 alone. For customers seeking premium features, Explorer Platinum sales surged 76.0% in Q4, while introducing the all-new Tremor in Q4 of 2025. • Expedition achieved its best annual sales since 2019, with full-year sales of 85,921 SUVs, up 10.1%. Expedition Tremor total sales are up 180% over last year’s outgoing Timberline trim.

For news releases, related materials and high-resolution photos and video, visit Ford From the Road. 4 • Bronco notched its best Q4 and full year ever with 36,086 sales (+12.0%) in Q4 and 146,007 sales (+33.7%) for the year. The Bronco family (Bronco + Bronco Sport) collectively hit a record 280,500 SUVs (+19.9%). The affordable entry model Bronco and Bronco Big Bend trims more than doubled their sales for the year. • Off-road performance trims (Raptor, Tremor, Timberline, FX4) accounted for 20.6% of Ford’s U.S. total mix this year, up 2.0 points compared to a year ago. Sales of off- road performance trims were up 17.6% in 2025 on sales of 453,433 trucks and SUVs. • Within the Off-road performance trims, Raptor had its best year on record. Sales are up 8.9% for the year, with Bronco Raptor up 7.8%, Ranger Raptor up 18.8%, and F- 150 Raptor up 6.1%. Commercial Leadership: Ford Pro Expands and Transit sets New Record Ford remains No. 1 in commercial vehicles, based on Ford’s analysis of the most recent registration data through October, with Class 1-7 truck and van share rising to 42.9% (+1.8 points year-over-year). • Transit continues as America’s best-selling van with record 2025 sales of 161,797 vans (+5.9%). • Super Duty also saw gains for the year, with sales up 9.5%. This marked Super Duty’s best sales year since 2004. Lincoln Navigator Best Sales Year Since 2007 Lincoln recorded its second year of sales topping 100,000 vehicles. Navigator led the way in year-over-year growth, ending 2025 with sales up 42.8%, its best since 2007 on total sales of 22,185 SUVs. Digital & Services: Momentum Continues for Ford Pro Intelligence and BlueCruise • Ford Pro Intelligence paid software subscriptions grew by approximately 30% year- over-year in Q4 with a total of about 840,000 active subscriptions today. • BlueCruise hands-free highway driving surpassed 8.5 million cumulative hours at the end of the fourth quarter, with updates continuing to provide new hands-free capability to earlier model year vehicles. Looking Ahead The Explorer Tremor and F-150 Lobo street truck began sales in Q4. Explorer Tremor brings an available 400-horsepower EcoBoost engine and added off-road capability, while F-150 Lobo offers a lowered stance, 5.0-liter V8 and unique street-performance style — further expanding Ford’s performance-oriented lineup.

For news releases, related materials and high-resolution photos and video, visit Ford From the Road. 5 # # # About Ford Motor Company Ford Motor Company (NYSE: F) is a global company based in Dearborn, Michigan, committed to helping build a better world, where every person is free to move and pursue their dreams. The company’s Ford+ plan for growth and value creation combines existing strengths, new capabilities, and always-on relationships with customers to enrich experiences for customers and deepen their loyalty. Ford develops and delivers innovative, must-have Ford trucks, sport utility vehicles, commercial vans and cars and Lincoln luxury vehicles, along with connected services. The company offers freedom of choice through three customer-centered business segments: Ford Blue, engineering iconic gas-powered and hybrid vehicles; Ford Model e, inventing breakthrough electric vehicles (“EVs”) along with embedded software that defines always-on digital experiences for all customers; and Ford Pro, helping commercial customers transform and expand their businesses with vehicles and services tailored to their needs. Additionally, the Company provides financial services through Ford Motor Credit Company. Ford employs about 170,000 people worldwide. More information about the company and its products and services is available at corporate.ford.com. Contacts: Media Said Deep 1.313.658-0104 sdeep@ford.com Equity Investment Community Lynn Antipas Tyson 1.203.616.5689 ltyson4@ford.com Fixed Income Investment Community Sean Moore 1.313.248.1587 Smoor192@ford.com Shareholder Inquiries 1.800.555.5259 or 1.313.845.8540 fordir@ford.com